NEITHER THIS NOTE NOR THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE
     BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR CONVEYED WITHOUT SUCH REGISTRATION OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 MetroPCS, Inc.

                    6% SUBORDINATED CONVERTIBLE NOTE DUE 2002

$60,000.00                                                   New York, New York
SCN368                                                            July 17, 2000

     FOR VALUE RECEIVED, the undersigned, MetroPCS, Inc., a Delaware corporation (the "Company"), promises to pay to the order of SonomaWest Holdings, Inc. (the "Holder"), the principal sum of $60,000.00 (SIXTY THOUSAND DOLLARS) on January 17, 2002, together with accrued interest thereon upon maturity as provided herein.

     All payments of interest and all payments on account of the principal of this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to the account designated in writing by the Holder to the Company or, to the extent permitted by Section 1 hereof, in Notes (as defined below). All payments received for application to this Note, whether designated as principal or interest, shall first be applied to the payment of accrued interest, and the balance applied in reduction of the principal amount hereof

     This 6% Subordinated Convertible Note due 2002 (individually, the "Note," and collectively with any other of the Company's 6% Subordinated Convertible Notes due 2002, the "Notes") is issued pursuant to the Securities Purchase Agreement, dated as of July 17, 2000, between the Company and the Purchasers named therein (the "Securities Purchase Agreement"), and is entitled to all the benefits of, and subject to all terms and conditions set forth in, the Securities Purchase Agreement. All terms used in this Note, but not otherwise defined in this Note, shall have the meaning assigned to them in the Securities Purchase Agreement. This Note is a general unsecured obligation of the Company.

1. Interest.

     The Company promises to pay interest on this Note at the rate of 6% per annum, upon the conversion, prepayment or maturity of the Notes (each an "Interest Payment Date"). Interest on this Note shall accrue beginning on the date hereof and shall cease to accrue on the date that the principal amount hereof is paid in full or the Note is converted as provided herein. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Upon the occurrence and during the continuance of an Event of Default, in accordance with Section 5.2 and in addition to the other remedies set forth therein and in
Section 5.3, the Company shall pay interest on this Note at the rate of 10% per annum.

     2. [Reserved]

     3. Conversion.

     3.1. Conversion Privilege and Conversion Price of the Notes

               (a) Subject to and upon  compliance  with the  provisions of this
          Section 3, at the option of the Holder, this Note or any portion of the principal amount hereof which is $100 or an integral multiple of $100, and any accrued but unpaid interest thereon, may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares of Series D Preferred Stock at the conversion price with respect to this Note (herein called the "Conversion Price"), determined as hereinafter provided, in effect at the time of conversion.

               In the event that this Note is converted, it shall be converted into the number of fully paid and non-assessable shares of Series D Preferred Stock obtained by dividing (i) the unpaid principal balance of this Note to be converted, together with all accrued and unpaid interest hereon, each as of the date of conversion, by (ii) the Conversion Price in effect at the time of conversion. The Conversion Price initially shall be $100 per each $100 principal amount of Notes, subject to adjustment as provided herein. In addition, following an Initial Public Equity Offering, the Holder of this Note may, by written notice to the Company, demand that the Company repurchase, and the Company shall so repurchase within 5 Business Days of the date of such written notice, all or a portion (as so designated by the Holder) of this Note, at the principal amount so designated plus accrued and unpaid interest thereon.

               (b)  If a  Subsequent  Closing  (as  defined  in  the  Securities
          Purchase Agreement) shall occur, this Note automatically shall be converted to Series D Preferred Stock simultaneously with, and in addition to, the purchase of Series D Preferred Stock to occur with the Subsequent Closing, in accordance with the provisions hereof. If the FCC Decision Date (as defined in the Securities Purchase Agreement) shall have occurred but the Subsequent Closing shall not have occurred, provided no Default or Event of Default has occurred and is continuing, this Note automatically shall be converted to Series D Preferred Stock on January 16, 2002 in accordance with the provisions hereof. If the FCC Decision Date shall not have occurred by January 17, 2002, then this Note shall mature in accordance with the terms hereof.

     3.2. Exercise of Conversion Privilege

     In order to exercise the conversion privilege with respect to this Note, and subject to Section 3. 1 (b) above, the Holder shall surrender this Note, duly endorsed or assigned to the Company or in blank. Subject to Section 3. 1(b) above, the surrendered Note must be accompanied by a written request for conversion (substantially as set forth in the form of Conversion Notice set forth as part of Exhibit B) to the Company that the Holder elects to convert this Note or, if less than the entire principal amount thereof is to be converted, such lesser amount of this Note.

     This Note shall be deemed to have been converted immediately prior to the close of business on the day of surrender of this Note for conversion in accordance with the foregoing provisions, and at such time the rights of the Holder as a Holder shall cease, and the Person or Persons entitled to receive the Series D Preferred Stock issuable upon conversion shall be treated for all purposes as the record Holder or Holders of such Series D Preferred Stock at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver to the Holder a certificate or certificates for the number of full shares of Series D Preferred Stock issuable upon conversion, together with payment in lieu of any fraction of a share as provided in Section 3.3.

     If this Note is converted in part only, upon such conversion the Company shall execute and deliver to the Holder, at the expense of the Company, a new Note of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of this Note.

     3.3. Fractions of Shares

     No fractional shares of Series D Preferred Stock shall be issued upon the conversion of this Note. Instead of any fractional share of Series D Preferred Stock which would otherwise be issuable upon conversion of this Note (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction.

     3.4. Company to Reserve Preferred Stock

     The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Series D Preferred Stock, solely for the purpose of effecting the conversion of the Notes, the whole number of shares of Series D Preferred Stock then issuable upon the conversion in full of all of the Notes.

     3.5. Taxes on Conversions

     The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Series D Preferred Stock upon conversion of this Note. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Series D Preferred Stock in a name other than that of the Holder of this Note.

     3.6. Covenant as to Preferred Stock Upon Conversion

     The Company covenants that all shares of Series D Preferred Stock which may be issued upon conversion of this Note will be duly authorized, validly issued, fully paid and nonassessable and, except as provided in Section 3.5, the Company will pay all taxes, liens and charges with respect to the issue thereof.

     3.7. Provisions in Case of Reclassification, Consolidation, Merger or Sale of Assets

     In the event that the Company shall be a party to any transaction (including without limitation any (i) recapitalization or reclassification of the Series D Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Series D Preferred Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, or any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Series D Preferred Stock of the Company),
(iii) any sale or transfer of all or substantially all of the assets of the Company, or (iv) any compulsory share exchange) pursuant to which the Series D Preferred Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of this Note shall have the right thereafter to convert this Note (subject to funds being legally available for such purpose under applicable law at the time of such conversion) only into the kind and amount of securities, cash and other property receivable upon such transaction by a Holder of the number of shares of Series D Preferred Stock into which this Note might have been converted immediately prior to such transaction. The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquired the Company's shares, as the case may be, shall execute and deliver to the Company written documentation clearly establishing such rights. Such documentation shall provide for adjustments which, for events subsequent thereto, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The above provisions of this Section 3.7 shall similarly apply to successive transactions of the foregoing type.

4. Antidilution.

     If at any time an event occurs which causes an adjustment to the conversion price of the Series D Preferred Stock in accordance with the Certificate of Designations applicable to the Series D Preferred Stock (or would cause an adjustment to the conversion price of the Series D Preferred Stock if any shares of Series D Preferred Stock were outstanding as of the date of such event), the Conversion Price of this Note will be adjusted by the same percentage by which the conversion price of the Series D Preferred Stock is adjusted (or would be adjusted if any shares of Series D Preferred Stock were outstanding).

5. Events of Default.

     5.1. Events of Default Defined

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

               (a) the Company defaults in the payment of any principal on this Note when the same becomes due and payable, whether at maturity; or

               (b) the Company defaults in the payment of any interest on this Note for more than seven (7) Business Days after the same becomes due and payable; or

               (c) the Company defaults in the performance of 'or compliance with any term or covenant contained herein or in the Securities Purchase Agreement which can be cured and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer (as defined in the Securities Purchase Agreement) obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from the Holder (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (c) of Section 5. 1); or

               (d) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Securities Purchase Agreement or in any writing furnished in connection with the transactions contemplated thereby proves to have been false or incorrect on the date as of which made and such breach can be cured and is not remedied within 30 days of such breach; or

               (e) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or interest on any indebtedness for borrowed money that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any indebtedness for borrowed money in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists;

               (f) a court or governmental authority of competent jurisdiction enters an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any of its subsidiaries or with respect to substantially all of their respective property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, or any such petition shall be filed against the Company or any Subsidiary and such petition shall not be dismissed within 60 days; or

               (g) a final judgment or judgments, excluding any judgments relating to the Company's confirmed plan of reorganization, for the payment of money aggregating in excess of $5,000,000 are rendered against the Company and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay;

               (h) any attachment or levy of a material portion of the Company's assets, which attachment or levy is not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal or is not discharged with 30 days after the expiration of such stay;

               (i) any event has occurred which is likely to result in a Material Adverse Effect (as defined in the Securities Purchase Agreement) on the Company;

               (j) the loss, or voluntary relinquishing, by the Company of any FCC license;

               (k) the imposition on the Company by any court of law of any adverse conditions to the effectiveness, validity or use of any FCC license;

               (l) the reinstatement by any court of law, other than in connection with the Company's confirmed plan of reorganization, of a cost of the FCC licenses which is substantially similar to the original bid price paid by the Company as secured debt.

     5.2. Remedies on Default; Acceleration

               (a) If an Event of Default with respect to the Company described in paragraph (a) or (b) of Section 5.1 has occurred, the applicable interest rate shall be increased to 10%.

               (b) If an Event of Default with respect to the Company described in paragraph (f) of Section 5.1 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

               (c) If any other Event of Default has occurred and is continuing, any Holder or Holders of more than 66 2/3% in principal amount of the Company's 6% Subordinated Convertible Notes due 2002 (of which this note is one) at the time outstanding may at any time at its or their option, by notice or notices to the Company (a "Default Notice"), declare all of such Notes then outstanding to be immediately due and payable in full within five (5) days of a Default Notice. The Company immediately shall provide such Default Notice to all holders of Notes.

               (d) Upon this Note  becoming  due and payable  under this Section
          5.2 whether automatically or by declaration, this Note will forthwith mature and the entire unpaid principal amount of this Note, plus all accrued and unpaid interest thereon and shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

     5.3. Other Remedies

     If any Default or Event of Default has occurred and is continuing, and irrespective of whether this Note has become or has been declared immediately due and payable under Section 5.2, the Holder may proceed to protect and enforce its rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Securities Purchase Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     5.4. Rescission

     At any time after any Notes have been declared due and payable  pursuant to
Section 5.2, the Holders of not less than 66 2/3% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) on any overdue interest in respect of the Notes, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 9.4 of the Securities Purchase Agreement, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Securities Purchase Agreement. No rescission and annulment under this Section
5.4 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     5.5. Expenses

     The Company will pay to the Holder on demand such further amount as shall be sufficient to cover all costs and expenses of Holder incurred in any enforcement or collection under this Section 5, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     6. Waiver.

     To the extent permitted by law, the Company hereby waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment, and diligence in collection.

     7. Collection Costs.

     If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of attorneys for collection, the Company agrees to pay all costs and expenses (including all reasonable attorneys' fees) incurred by the Holder in collecting or attempting to collect such indebtedness.

     8. Successors and Assigns.

     This Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and Article VIII of the Securities Purchase Agreement, the Holder may assign the Note. The Company may not assign any of its rights under this Note except as otherwise provided in the Securities Purchase Agreement. References in this Note to Shares shall be deemed to refer to any successor equity securities of any successor to the Company in compliance with the Securities Purchase Agreement.

     9. Amendment and Waiver.

     No failure or delay on the part of the Company or the Holder of this Note in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor, shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Holder of this Note at law, in equity or otherwise.

     Any amendment, supplement or modification of or to any provision of this Note shall be effective only if it is made or given in writing and signed by the Company and the Holder of this Note. Any waiver of any provision of this Note and any consent to any departure from the terms of any provision of this Note shall be effective only if executed in writing by the party or parties making such waiver or consenting to such departure and only in the specific instance and for the specific purpose for which made or given.

     10. Governing Law.

     This Note shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State without regard to the conflicts of law principles of such State.

     IN WITNESS WHEREOF, this Note has been executed and delivered by the undersigned as of the date first above written.




                            MetroPCS, Inc.


                            By: /s/  Roger D. Linquist
                              -------------------------------------
                              Name: Roger D. Linquist
                              Title:   President and Chief Executive Officer

                           Form of Election to Convert
                           ---------------------------


To MetroPCS, Inc.

     The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note into shares of Series D Preferred Stock of MetroPCS, Inc. in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned registered Holder hereof, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:

Principal Amount of Note:                  __________________________________
Signature (for conversion only)             Signature (for conversion only)

         If shares of Series D Preferred Stock are to be issued and registered otherwise than to the registered Holder named above, please print or type the name and address, including zip code, and social security or other taxpayer identification number of the recipient below.